Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt

4. DEBT

At December 31, 2016 and 2015, the Company had the following debt outstanding:

	December 31,
(Dollars in thousands)	2016	2015
Senior secured debt, net	$50,000	$50,000
Prepayment fee	–	2,438
Payment-in-kind (PIK) interest	3,852	10,956
Issuance costs	(214)	(301)

Total senior secured debt, net	53,638	63,093

WCAS note payable, net	5,000	4,210
Payment-in-kind (PIK) interest	340	1,804

Total other note payable, net	5,340	6,014

Total debt	$58,978	$69,107

Total debt, short-term	$–	$69,107
Total debt, long-term	$58,978	$–

Presentation

On May 23, 2013, the Company entered into the Term Loan of $50 million with CRG, structured as a senior secured loan with a six-year term (the “Term Loan” or the “Senior Secured Debt”). In 2015, the Company did not meet the minimum revenue covenant of $50.0 million contained in the Term Loan agreement. Also, the Company did not meet the capital financing targets and was not able to maintain adequate operating cash and working capital all of which triggered the occurrence of a Material Adverse Change as stipulated within the Term Loan agreement. The Company entered into a series of forbearance agreements as described below, which extended the repayment terms through May 3, 2016. Due to the covenant failures and an associated cross-default covenant in the $5.0 million senior subordinated note payable to WCAS Capital Partners IV, L.P. (“WCAS”) that refers to defaults on other debt instruments held by the Company, both debt balances were being presented as short-term debt in the Company’s consolidated balance sheet at December 31, 2015.

Concurrently with the closing of the 2016 Merger on May 3, 2016, the Company restructured its Term Loan and WCAS Note, which extended the payment term of respective principal balance of $50.0 million and $5.0 million to March 31, 2021 and September 8, 2021, respectively. As such, the Company has classified the principal balances of debt as long-term at December 31, 2016. The Term Loan was further amended on February 9, 2017 (see note 17).

During the years ended December 31, 2016 and 2015, the Company incurred non-cash interest expense of $7.8 million and $11.6 million, respectively.

Senior Secured Debt

The Term Loan is secured by substantially all of the Company’s assets, including its material intellectual property. The Term Loan bore interest at 11% per annum and compounds annually. Until the third anniversary of the Term Loan, the Company had the option to pay quarterly interest of 7.5% in cash and 3.5% paid-in-kind, or PIK, interest which is added to the aggregate principal amount of the Term Loan on the last day of each quarter. Thereafter, interest on the Term Loan was payable only in cash.

In addition, the Term Loan contained a minimum revenue covenant for 2014 of $25 million which the Company did not meet. The agreement requires the Company to repay the Term Loan principal in an amount that is equal to two times the revenue shortfall, or $23 million, by April 30, 2015 using proceeds from either newly obtained subordinated debt or an equity financing. In conjunction with the 2014 Reorganization (see note 1), the Company and CRG entered into an agreement amending the Term Loan to provide for conditional waivers of the agreement’s financial covenants, including the minimum revenue covenant for 2014, which would be waived and a prior breach cured as well as lowering the 2015 minimum revenue covenant to $20 million if the Company consummates either an IPO with net proceeds to the Company of at least $40 million by March 31, 2015; private financing of $35 million plus greater of zero or $35 million less aggregate proceeds received from Series D financing with an IPO of $40 million before June 30, 2015; or strategic investment by a publicly listed company of at least $20 million before December 2014 with an IPO of $40 million before June 30, 2015.

On April 3, 2015, it was determined that the Company would not be able to meet the abovementioned capital financing targets. As a result, the waiver to the minimum revenue covenant for 2014 and the reduction in the 2015 minimum revenue covenant were overridden and the Company was in default of the Term Loan. CRG called for an immediate repayment of Term Loan with an additional 4% of default interest rate applied to December 31, 2014 outstanding principal and accrued PIK interest, compounding through to the date of repayment. A 4% prepayment premium was also charged on the aggregate outstanding balance on the date of the repayment.

On May 18, 2015, the Company and CRG entered into a forbearance agreement whereby CRG agreed not to take any actions during the Forbearance Period, which expired on September 29, 2015. During this period, an aggregate interest rate of 15% was applied to aggregate outstanding loan amount, compounded quarterly and capitalized as PIK interest. In addition, a 4% prepayment premium will be charged at the date of repayment of the Term Loan.

On September 28, 2015, the Company and CRG amended the forbearance expiration date to October 30, 2015. On November 31, 2015, both parties amended the forbearance expiration date to December 18, 2015 and on December 21, 2015, the parties deferred the forbearance expiration date again to January 22, 2016. The terms on interest rate and prepayment premium remain the same in the subsequent amendments made to the forbearance agreement. The deferral of the loan repayment dates were considered to be a concession granted by the Lenders. As such, the Company has accounted for the forbearance agreements during 2015 as a troubled debt restructuring (“TDR”). There was no gain associated with the TDR, however the modified effective interest rate was applied prospectively.

On January 22, 2016, the Company and CRG amended the forbearance agreement to extend the forbearance period to March 31, 2016. As part of the terms within the forbearance agreement, dated January 29, 2016, the Company issued warrants to CRG exercisable into 16,000,000 shares of private company Series AB Preferred Stock at $1.25 per share. The warrant had a term of one year. The warrant fair value at the date of issuance was determined to be $4.0 million, using Black Scholes option pricing model (see note 9). The warrant was accounted for as a debt discount and corresponding derivative liability with the debt discount being amortized through to May 3, 2016, when the Term Loan was restructured.

On March 25, 2016, the Company and CRG amended the forbearance agreement to extend the expiration of the forbearance period to April 30, 2016 and included a number of events that could trigger an earlier expiration of the forbearance agreement. This did not result in any restructuring gain or loss and the modified effective interest rate was applied prospectively.

Concurrently with the closing of the 2016 Merger on May 3, 2016, the Company restructured the Term Loan. CRG converted its outstanding accrued interest and prepayment premium of $16.5 million into 8,609,824 shares of private company Series AB preferred stock and 4,649,859 shares of private company common stock (see WCAS Note Payable for additional conversions during 2016). The private company Series AB shares were then converted into 2,053,959 of the Company’s common stock upon the 2016 Merger and all private company shares of common stock were canceled upon the 2016 Merger. The principal balance was restated as $50 million with interest rate charged at 11% per annum, which is PIK interest through June 30, 2018 and then both PIK and cash interest thereafter. The provisions of the restructured Term Loan require quarterly interest payments during the term of the loan, which are set to commence on June 30, 2018. The repayment of principal on amounts borrowed under the Term Loan is scheduled to be completed on March 31, 2021.

The restructured Term Loan agreement contains a financial covenant, which requires the Company to maintain a minimum cash balance of $5.0 million. Subsequent to December 31, 2016, this covenant was amended to require the Company to maintain a minimum cash balance of $2.0 million (see note 17). The minimum cash balance covenant will, however, revert back to $5.0 million if the Company is not able to consummate an underwritten public offering with gross proceeds of at least $40.0 million prior to December 31, 2017. As of December 31, 2016, the Company was in compliance with the financial covenant in the restructured Term Loan agreement, as the Company held cash and cash equivalents of $9.9 million.

Warrant

In 2014, the Company issued warrants to CRG to purchase 177,347 shares of Valeritas common stock exercisable at $0.013 per share. On February 27, 2015, Valeritas issued warrants to purchase 1,802 shares of Valeritas common stock with the same exercise price and terms to those issued in 2014. Valeritas recorded the loan net of original issuance discount calculated fair value of the issued warrants. On January 29, 2016, Valeritas issued CRG additional warrants to acquire 16,000,000 private company Series AB shares at exercise price of $1.25, which would have converted to 3,816,960 shares of common stock in the public company. The fair value of the warrant at the date of issuance is determined to be $4.0 million, which Valeritas recorded as additional debt discount and a derivative liability.

All of the Valeritas common stock and preferred stock warrants issued to CRG were cancelled or exercised during the year ended December 31, 2016. The forbearance agreements entered into during 2015 and 2016, triggered a TDR and accelerated the timing of repayment of the Term Loan to January 22, 2016 which was extended during 2016 through May 3, 2016. The Company accelerated the amortization of the debt discount associated with the private company common stock warrants through January 22, 2016 and accelerated the amortization of the debt discount associated with Valeritas Series AB preferred stock warrants through April 30, 2016. As such, all discounts associated with warrants issued in connection with the Term Loan were fully amortized at April 30, 2016.

Financing costs

The Company recorded the Term Loan net of deferred financing costs paid directly to the creditor (and therefore treated as a discount to the debt) of $0.5 million relating to the lender finance fee of 1%. The discount related to the issuance costs is being amortized over the term of the loan using the effective interest method. The forbearance agreements entered into during 2015 triggered a TDR and accelerated the timing of repayment of the Term Loan to January 22, 2016. The Company accelerated the amortization of the debt discount to coincide with the forbearance period. The carrying amount of the debt discount relating to the original deferred financing costs was $28,000 as at December 31, 2015. The deferred financing costs was fully amortized at January 22, 2016.

In connection with the restructuring of the Term Loan on May 3, 2016, the Company incurred costs of $0.2 million which were recorded as a discount to the Term Loan balance and will be amortized through the term of the loan using the effective interest rate method. At December 31, 2016, $0.2 million of the restructured debt discount remained.

Lenders Put Option

Upon a change in control or certain asset sales, the Term Loan was to be prepaid in an amount equal to the outstanding principal balance plus accrued and unpaid interest, taking into account a prepayment premium that started at 5% of the balance and decreased to 0% over time. The Company determined that the prepayment feature qualified as an embedded derivative requiring bifurcation from the debt. On May 23, 2014, the derivative was initially valued at $0.6 million and recorded as a long term liability within “derivative liabilities” in the Company’s consolidated balance sheet with a corresponding discount on the Term Loan. Upon default of the Term Loan, the Lenders called for immediate repayment of the Term Loan including a 4% prepayment penalty. As such, the derivative liability associated with the Term Loan prepayment provision was considered to be extinguished and the prepayment penalty in the amount of $2.4 million was accrued at December 31, 2015. The full prepayment penalty accrued at December 31, 2015 as well as the additional prepayment fee accrued during 2016 prior to the restructuring was included in the interest and fees that were converted into private company common stock and Series AB preferred stock upon the restructuring. As such, the full prepayment fee was extinguished on May 3, 2016. There are no additional prepayment fees in the May 3, 2016 restructured Term Loan.

The original issue discount for the prepayment feature was being amortized over the term of the loan using the effective interest method. The forbearance agreements entered into during 2015 and 2016, triggered a TDR and accelerated the timing of repayment of the Term Loan to January 22, 2016 and the remaining original issue discount was fully amortized in the first quarter of 2016.

WCAS Note Payable

In 2011, the Company issued a $5.0 million senior subordinated note, or the WCAS Note or the Other Note Payable, to WCAS. Amounts due under the WCAS Note originally bore interest at 10% per annum, payable semi-annually. On May 23, 2013, the WCAS Note was amended such that the note then bore interest at 12% per annum, and all interest accrues as compounded PIK interest and is added to the aggregate principal amount of the loan semi-annually. The Company incurred financing costs of $0.5 million to facilitate this borrowing. Upon a change in control, the WCAS Note must be prepaid in an amount equal to the outstanding principal balance plus accrued and unpaid interest. The prepayment feature was considered as derivative liability and initially valued at $0.7 million. The Company recorded the WCAS Note net of deferred financing costs and the derivative liability as debt discount and original issue discount for the prepayment feature respectively. Both debt discount and the original issue discount for the prepayment feature were being amortized over the term of the WCAS Note using effective interest rate method with carrying value of $0.4 million and 0.3 million, respectively, as at December 31, 2015.

On May 18, 2015, WCAS and CRG entered into a Subordination Agreement to subordinate in right and time of payment of WCAS Note to payment in full of the Senior Secured Debt and prohibit WCAS from obtaining any security interests in the Collateral to secure WCAS Note. The then outstanding principal amount of the note, including accrued PIK interest, is due in full in September 2021. The Company may pay off the WCAS Note at any time without penalty.

Concurrently with the closing of the 2016 Merger on May 3, 2016, the Company restructured its WCAS Note. WCAS converted its outstanding accrued interest and fees of $2.1 million to 1,660,530 shares of private company Series AB preferred stock, which were then converted into 396,201 shares of common stock of the Company upon the merger. At the time of the debt restructuring, $0.7 million of remaining in debt discounts arising from the abovementioned debt issuance costs and prepayment feature was extinguished and recorded against equity as the lender is also a stockholder of the Company, resulting in a net credit of $1.4 million to equity.

The principal balance was restated at $5.0 million with 10% per annum payable entirely as paid-in-kind interest and debt maturity date set at September 8, 2021. No interest payments are required during the term of the loan. The principal balance and any interest accrued during the term of the loan are due on the maturity date.